UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 1, 2012

EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1806 New Britain Avenue, Farmington, CT  06032
   (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code:  860-677-2603

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Amendment”) to the EDAC Technologies Corporation (“EDAC”) Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on June 6, 2012 is being filed solely for the purpose of amending and supplementing Item 9.01 of the original Form 8-K in connection with EDAC’s acquisition of all of the outstanding stock of EBTEC Corporation (“EBTEC”).  As indicated in the original Form 8-K, this Amendment is being filed to provide the financial information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed in the original Form 8-K filed by EDAC and is permitted to be filed by amendment no later than 71 calendar days after the original Form 8-K was required to be filed with the SEC.

Section 9—Financial Statements and Exhibits

(a)  Financial statements of business acquired.

(1)	Audited financial statements as of and for the year ended December 31, 2011
(2)	Unaudited interim financial statements as of March 31, 2012 and March 31, 2011 and for the three-month periods ended March 31, 2012 and March 31, 2011.

The following exhibits are included herewith and incorporated by reference:

Exhibit No.	Description

99.1	Audited EBTEC Corporation financial statements as of December 31, 2011and for the year then ended.
99.3	EBTEC Corporation financial statements as of March 31, 2012 and 2011 and for the three month periods then ended (unaudited).

(b)  Pro forma financial information.

(1)	Unaudited pro forma Balance Sheets as of March 31, 2012
(2)	Unaudited pro forma Statements of Income for the fiscal year ended December 31, 2011 and the three-month period ended March 31, 2012
(3)	Notes to the unaudited pro forma financial information

The following exhibit is included herewith and incorporated by reference:

Exhibit No.	Description

99.2	Unaudited pro forma Statement of Income for the three-month period ended March 31, 2012 and for the fiscal year ended December 31, 2011, and unaudited pro forma Balance Sheet as of March 31, 2012.

(d)  Exhibits.

The following exhibits are included herewith:

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants.

99.1	Audited EBTEC Corporation financial statements as of December 31, 2011and for the year then ended.

99.2	Unaudited pro forma Statement of Income for the three-month period ended March 31, 2012 and for the fiscal year ended December 31, 2011, and unaudited pro forma Balance Sheet as of March 31, 2012.

99.3	EBTEC Corporation financial statements as of March 31, 2012 and 2011 and for the three month periods then ended (unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date: August 16, 2012	By:	/s/ Glenn L. Purple
Glenn L. Purple
Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants.

99.1	Audited EBTEC Corporation financial statements as of December 31, 2011and for the year then ended.

99.2	Unaudited pro forma Statement of Income for the three-month period ended March 31, 2012 and for the fiscal year ended December 31, 2011, and unaudited pro forma Balance Sheet as of March 31, 2012.

99.3	EBTEC Corporation financial statements as of March 31, 2012 and 2011 and for the three month periods then ended (unaudited).